Investor Presentation November 2016 Exhibit 99.01

Safe Harbor Statement Statements contained in this presentation that state the company’s or management’s expectations or predictions of the future are forward–looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” “intend,” and other similar expressions identify forward–looking statements. It is important to note that actual results could differ materially from those projected in such forward–looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero’s annual reports on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission, and available on Valero’s website at www.valero.com.

Who We Are World’s Largest Independent Refiner 15 refineries, 3 million barrels per day (BPD) of high-complexity capacity Greater than 70% of capacity located in U.S. advantaged Gulf Coast and Mid-Continent Wholesale fuels marketed and distributed through branded and unbranded channels Approximately 7,500 branded marketing sites in the U.S., Canada, UK, and Ireland Brands include Valero, Ultramar, Texaco, Shamrock, Diamond Shamrock, and Beacon General partner and majority owner of Valero Energy Partners LP (NYSE: VLP), a fee-based master limited partnership (MLP) Significant inventory of logistics assets within Valero Approximately 10,000 employees One of North America’s Largest Renewable Fuels Producers 11 corn ethanol plants, 1.4 billion gallons per year 85,000 BPD production capacity Operator and 50% owner of Diamond Green Diesel(1) joint venture 11,000 BPD renewable diesel production capacity (1)The financial statements of Diamond Green Diesel are consolidated into VLO’s financial statements and are part of the Refining segment.

Strong Presence in Advantaged U.S. Gulf Coast and Mid-Continent Refineries and ethanol plants are in advantaged locations See slide 20 for capacities.

Current Macro Environment Abundant global supply of crude oil and natural gas Forecasted world GDP growth Product shortages in Latin America, Europe, Africa, and Eastern Canada Demand response to lower product prices SUPPLY DEMAND North American logistics build out added efficiency and removed Mid-Continent bottlenecks 2 See slide 18 for notes regarding this slide and slides 25 – 28 for supply and demand details. Expect ample supply to keep prices low, which should continue driving increased petroleum demand. 1 3 4 5

Safety and Reliability are Imperative for Profitability See slide 18 for notes regarding this slide.

Advantaged Location in U.S. Gulf Coast See slide 18 for notes regarding this slide. Capacities from company 10K reports as of December 31, 2015. (1)Includes 90 MBPD of new capacity from the Houston crude unit which was commissioned in June 2016. Over 55% of our throughput capacity is located in U.S. Gulf Coast Access to low cost natural gas and abundant North American and foreign crudes Access to deep pool of skilled labor Pipeline capacity additions have increased crude optionality and improved pricing Proximity to growing product export markets in Mexico and Latin America Competitive refined products supplier to Eastern Canada and Northwest Europe High weighted average regional Nelson Complexity Index Flexibility to process wide range of crudes and feedstocks (1)

High Complexity Refineries and Lowest Cost Operator See slide 18 for notes regarding this slide. Refining cash operating expenses for nine months ended September 30, 2016.

Our Portfolio Facilitates Optimization of Product Exports Distillate Gasoline See slide 18 for notes regarding this slide. (1)Actual export volumes; 2016 volumes through September 30. (1)

Capital Allocation Maintain Strong Balance Sheet (1)Debt-to-cap ratio based on total debt reduced by $2 billion of cash. (2)Peer group includes PSX, MPC, TSO, HFC, and PBF. (3)Payout ratio is the sum of dividends and stock buybacks divided by net income from continuing operations excluding special items. Sustaining Capex Approximately $1.5 billion annually Key to safe and reliable operations Dividend Commitment to shareholders Targeting a dividend payout at the high end of our peer group(2) Non-Discretionary Growth Capex 25% IRR hurdle rate for refining projects Lower hurdle rate for logistics projects with steady cash flows Cash Returns Targeting at least 75% payout(3) of net income for 2016 and 2017 Stock buyback program consists of ratable and opportunistic purchases Acquisitions Evaluate versus alternative uses of cash Discretionary Maintain investment grade credit rating Target 20% to 30% debt-to-cap ratio(1) 1 2 3

Capital Investments Focused on Maintaining Asset Base, Enhancing Margins, and Growing Logistics Budgeted $2.6 billion in 2016 Estimated actual expenditures of $2.4 billion 2016 growth investments allocated approximately 50/50 for logistics and asset optimization Logistics Expect about 95% to be MLP-eligible Expect cash proceeds to VLO via drop downs to VLP Asset optimization Advantaged feedstocks and upgrading 2016 sustaining investments include a major turnaround at the Port Arthur refinery, which occurs every 5 years Commenced in 3Q16 and completed in 4Q16

Investing in Asset Optimization



Light Crude

- New CDUs at Corpus Christi (Dec 2015) and Houston (Jun 2016) process up to 50 API sweet crude
- 160 MBPD crude distillation capacity replaces approximately 55 MBPD of purchased low sulfur resid for FCCs with indigenous production
- Expect net throughput capacity increase of about 105 MBPD

Products & Other

- Hydrocracker expansions at Port Arthur (Oct 2015) and St. Charles (Mar 2016) expected to increase distillate yield by an estimated 23 MBPD
- New 13 MPBD Houston alkylation unit expected to startup in 1H19
- Projects under development:
  - Octane enhancement
  - Feedstock flexibility
  - FCC feed desalting
  - Cogeneration
  - Diamond Green Diesel expansion

12

Operate Safely and Reliably | Commercial and Operational Flexibility | Disciplined Capital Mgmt to Unlock Value

VALERO

Grow VLP primarily through drop downs from VLO Target organic growth opportunities and logistics deals strategic to VLO’s core business or that provide third party revenue Grow annual distributions at target rates of 25% through 2017 and at least 20% for 2018 Target investment grade credit rating Our Sponsored MLP Valero Energy Partners LP (NYSE:VLP) Strategy * This is the minimum quarterly distribution (MQD). The actual distribution was smaller as it was prorated for the period of December 16 – 31. (1) As of September 30, 2016. 81% increase in quarterly cash distribution over MQD $1.9 billion of drop down transactions completed Grew annualized EBITDA attributable to Partnership by more than 2,500% to $265 million(1) 4.25 million common unit follow-on equity offering completed in November 2015 ATM program established in September 2016 Accomplishments since IPO

Approximately $1 Billion of Estimated MLP Eligible EBITDA(2) Inventory Racks, Terminals, and Storage(1) Over 70 million barrels of active shell capacity for crude oil and products 139 truck rack bays Rail Approximately 5,250 purchased railcars, expected to serve long-term needs of ethanol, asphalt, aromatics, and other products Pipelines(1) Over 1,200 miles of active pipelines 440-mile Diamond Pipeline from Cushing to Memphis expected to start up in 4Q17 Marine(1) 51 docks Two Panamax class vessels (joint venture) (1)Includes assets that have other joint venture or minority interests. (2)Estimate as of September 30, 2016. We are unable to provide a reconciliation of the above forward-looking estimate of non-GAAP EBITDA because certain information needed to make a reasonable forward-looking estimate is difficult to estimate and dependent on future events which may be uncertain or outside of our control, including with respect to unknown financing terms, acquisition timing, unanticipated acquisition costs, negotiation of acquisition terms, and other potential variables. Accordingly, a reconciliation is not available without unreasonable effort. Wholesale Fuels Marketing Approximately 800 MBPD fuels distribution volume

Renewables Business Renewables Operations 11 ethanol plants with 1.4 billion gallons annual production capacity Low capital investment with scale, located in corn belt Operational best practices transferred from refining Diamond Green Diesel(1) plant 50-50 JV with approximately 11 MBPD of renewable diesel production capacity Evaluating 6 MBPD production capacity expansion Renewables Outlook Expect ethanol demand to be strong globally, driven by increasing usage mandates, low absolute finished gasoline prices, increased vehicle miles traveled, and attractive economics for corn-based ethanol exports Expect renewable diesel margins to be supported by increased usage mandates and carbon pricing Expect margins to improve as crude oil price recovers Ethanol plant in Linden, Indiana (1)The financial statements of Diamond Green Diesel are consolidated into VLO’s financial statements and are part of the Refining segment.

We Believe Valero is an Excellent Investment Chart data sources: Company reports and Bloomberg as of November 3, 2016. See slides 18 and 31 – 36 for notes and non-GAAP disclosures, respectively. (1)Payout ratio is the sum of dividends and stock buybacks divided by net income from continuing operations excluding special items. We Believe VLO is Undervalued Disciplined management team Strong financial position Favorable macro environment Proven operations excellence Reliability drives profitability Delivering industry-leading returns Disciplined investing to drive earnings growth Unlocking value through growth in MLP-eligible assets and drop-downs to VLP Delivered peer leading payout ratio(1) and total stockholder return since December 31, 2014

Appendix Contents Topic Pages Notes 18 Cumulative Cash Returns 19 Refining Operating Statistics 20 – 21 Natural Gas Cost Sensitivity 22 Crude Oil Transportation 23 – 24 Fundamentals 25 – 28 Valero Energy Partners LP 29 – 30 Non-GAAP Disclosures 31 – 36 Investor Relations Contacts 37

Notes Slide 5 Macro environment themes represent industry consultant views. Slide 6 Contractor total recordable incident rate from U.S. Bureau of Labor Statistics. Tier 1 process safety event defined within API Recommended Practice 754. Industry benchmarking and Valero’s performance statistics from Solomon Associates and Valero. Slide 7 Crude distillation capacities from company 10K filings and reports by geographic location. Slide 8 Valero’s U.S. Gulf Coast feedstock ranges are based upon quarterly processing rates between 2012 and 3Q16. Refining cash operating expenses per barrel of throughput, excluding D&A, from company reports. Peer group includes PSX, MPC, TSO, HFC, and PBF. Slide 9 Valero’s potential future gasoline and distillate export capacities are based upon expansion opportunities identified at the St. Charles (gasoline and distillate), Port Arthur (gasoline and distillate), and Texas City (distillate) refineries. Slide 16 Peer groups for return on invested capital, EBITDA per barrel of throughput, net debt-to-EBITDA, and dividend yield consist of PSX, MPC, TSO, HFC, and PBF. Net debt-to-EBITDA chart excludes HFC due to TTM net loss after tax.

Delivering Cash Returns to Stockholders is One of Our Priorities 2016 YTD through September 30. WASO from company 10K and 10Q filings. $10.1 billion Reduced share count by 103 million shares and increased quarterly dividend by 300% since 2011.

Our Refining Capacity and Nelson Complexity Refinery Capacities (MBPD)(1) Nelson Complexity Index Throughput Crude Corpus Christi(2) 370 275 15.1 Houston 175 90 15.4 Meraux 135 125 9.7 Port Arthur 375 335 12.7 St. Charles 305 215 16.1 Texas City 260 225 11.1 Three Rivers 100 89 13.2 U.S. Gulf Coast 1,720 1,354 13.4(3) Ardmore 90 86 12.1 McKee 200 195 8.3 Memphis 195 180 7.9 U.S. Mid-Continent 485 461 8.9(3) Pembroke 270 210 10.1 Quebec City 235 230 7.7 North Atlantic 505 440 8.8(3) Benicia 170 145 16.1 Wilmington 135 85 15.8 U.S. West Coast 305 230 16.0(3) Total 3,015 2,485 12.0(3) (1)Capacities and Nelson complexity indices as of January 1, 2016. (2)Represents the combined capacities of two refineries—Corpus Christi East and Corpus Christi West. 45 MBPD increase in throughput compared to 2014 is related to the 70 MBPD crude unit commissioned in December 2015, net of 25 MBPD of displaced FCC feedstock purchases. (3)Weighted average.

Reliability Initiatives Have Improved Refinery Availability and Enabled Higher Utilization

U.S. Natural Gas Provides Opex and Feedstock Cost Advantages Natural gas prices year to date through November 7, 2016 for U.S. and Europe. Estimated per barrel cost of 904,000 mmBtu/day of natural gas consumption at 93% refinery throughput capacity utilization, or 2.8 MMBPD. $690 MM pre-tax annual cost advantage Our refining operations consume approximately 904,000 mmBtu/day of natural gas, of which 57% is operating expense and balance is cost of goods sold Significant annual pre-tax cost savings compared to refiners in Europe Prices expected to remain low and disconnected from global oil and gas markets

KEY Trunkline 400 Flanagan 600 Pipeline Takeaway Capacity Additions Have Increased Crude Competition in the U.S. Gulf Coast TransCanada Mainline Conversion 1,100 TMX 890 Grand Mesa / Saddlehorn 350 Niobrara Seaway 450 Completed 2016 or Later Startup Capacities in MBPD. Pipeline completion and startup dates are subject to change. Bayou Bridge Phase 1 operational with Phase 2 completion expected in 2017. Line 9B Reversal 240 Cactus 250 BridgeTex 300 XL 700 Cushing Alberta Clipper 230 Alberta Midland to Sealy 450 Permian Express II 200 Permian Pipeline capacity additions increased market liquidity and crude competition in U.S. Gulf Coast Discounts for inland crudes versus WTI and Brent have narrowed with falling production and excess logistics capacity Spot space on some pipelines are trading inside of published tariffs Bayou Bridge 250 Eagle Ford Southern Access (phase2) 300 ETP Dakota Access 450 Bakken

Investing to Improve Access to North American Crude Diamond Pipeline 440 miles of 20-inch pipe (200 MBPD capacity) connecting Memphis to Cushing Received permits required to begin construction; project is on track for completion in 4Q17 Provides supply flexibility and ability to improve crude blend quality Approximately $925 MM total project cost Exercised option in Dec 2015 to acquire 50% interest; over $200 MM spent through Sep 30, 2016 Expect to receive cash proceeds if 50% interest is dropped to VLP and 12% pre-tax IRR for VLP

Production Growth Provides Resource Advantage to North American Refiners Source: DOE, 2016 data through August

Source: Consultant and Valero estimates. Net Global Refinery CDU Additions = New Capacity + Restarts – Announced Closures. (Does not include Condensate Splitters.) Global Petroleum Demand Growth Expected to Outpace Refinery Capacity Expansion

Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE, and other oxygenates) Source: DOE Petroleum Supply Monthly data through August 2016. 4 Week Average estimate from Weekly Petroleum Statistics Report and Valero estimates. U.S. Gasoline Exports

Source: DOE Petroleum Supply Monthly data through August 2016. 4 Week Average estimate from Weekly Petroleum Statistics Report. U.S. Diesel Exports 12 Month Moving Average (MBPD)

Diversified VLP Portfolio(2) Integrated With VLO’s Refining Assets (1)Total consideration value. (2)Portfolio assets as of Nov 10, 2016. Texas Crude Systems McKee, Three Rivers, Wynnewood July 1, 2014 - $154 mm(1) Houston and St. Charles Terminals March 1, 2015 - $671 mm(1) Corpus Christi Terminals October 1, 2015 - $465 mm(1) IPO assets Drop downs McKee Terminal April 1, 2016 - $240 mm(1) 1 2 3 4 Meraux and Three Rivers Terminals September 1, 2016 - $325 mm(1) 5

VLP’s Competitive Strengths Strong Sponsor Strategic relationship with investment grade sponsor VLO Quality Assets High quality, well maintained assets integrated with VLO’s refineries and located in advantaged regions Stable and Predictable Revenues Fee-based agreements with no direct exposure to commodity price risks Contracts with 10 year initial terms and five year renewal terms About 85% of revenues supported by minimum volume commitments Strong Balance Sheet Financial flexibility to fund growth in distribution and distributable cash flow with 2.0x coverage and 3.1x debt/EBITDA ratio(1) Targeting investment grade credit rating Long Runway for Growth Drop downs from sponsor Organic growth and logistics deals that support VLO’s core business or that provide third party revenue Top Tier Distribution Growth Annual distribution growth targets of 25% through 2017 and at least 20% for 2018 (1)Coverage and debt/EBITDA ratios as of nine months ended September 30, 2016. Debt/EBITDA ratio calculated in accordance with debt covenants. See slides 31 – 36 for non-GAAP disclosures.

VLP Non-GAAP Disclosures: EBITDA, Distributable Cash Flow, Distribution Coverage, and Debt-to-EBITDA VLP defines EBITDA as net income before income tax expense, interest expense, and depreciation expense. VLP defines distributable cash flow as EBITDA less (i) EBITDA attributable to its Predecessor and cash payments during the period for interest, income taxes, and maintenance capital expenditures; plus (ii) adjustments related to minimum throughput commitments, capital projects prefunded by Valero, and certain other items. VLP defines coverage ratio as the ratio of distributable cash flow to the total distribution declared. EBITDA, distributable cash flow, and coverage ratio are supplemental financial measures that are not defined under GAAP. They may be used by management and external users of our financial statements, such as industry analysts, investors, lenders, and rating agencies, to: describe VLP’s expectation of forecasted earnings; assess VLP’s operating performance as compared to other publicly traded limited partnerships in the transportation and logistics industry, without regard to historical cost basis or, in the case of EBITDA, financing methods; assess the ability of VLP’s business to generate sufficient cash to support its decision to make distributions to its unitholders; assess VLP’s ability to incur and service debt and fund capital expenditures; and assess the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. VLP believes that the presentation of EBITDA provides useful information to investors in assessing its financial condition and results of operations. The GAAP measures most directly comparable to EBITDA are net income and net cash provided by operating activities. EBITDA should not be considered an alternative to net income or net cash provided by operating activities presented in accordance with GAAP. EBITDA has important limitations as an analytical tool because it excludes some, but not all, items that affect net income or net cash provided by operating activities. EBITDA should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Additionally, because EBITDA may be defined differently by other companies in our industry, VLP’s definition of EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

VLP Non-GAAP Disclosures: EBITDA, Distributable Cash Flow, Distribution Coverage, and Debt-to-EBITDA VLP uses distributable cash flow to measure whether it has generated from its operations, or “earned,” an amount of cash sufficient to support the payment of the minimum quarterly distributions. VLP’s partnership agreement contains the concept of “operating surplus” to determine whether VLP’s operations are generating sufficient cash to support the distributions that it is paying, as opposed to returning capital to VLP’s partners. Because operating surplus is a cumulative concept (measured from VLP’s IPO date and compared to cumulative distributions from the IPO date), VLP uses the term distributable cash flow to approximate operating surplus on a quarterly or annual, rather than a cumulative, basis. As a result, distributable cash flow is not necessarily indicative of the actual cash VLP has on hand to distribute or that it is required to distribute. VLP uses the distribution coverage ratio to reflect the relationship between its distributable cash flow and the total distribution declared. The debt-to-EBITDA ratio as defined in accordance with VLP’s debt covenants is the total debt and capital lease obligations divided by adjusted pro forma EBITDA for the trailing 12 month period. VLP believes that the presentation of net debt-to-EBITDA provides useful information to investors to assess its ability to incur and service debt.

Non-GAAP Disclosures: VLP EBITDA, Distributable Cash Flow, and Distribution Coverage VALERO ENERGY PARTNERS LP RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS REPORTED UNDER U.S. GAAP (Unaudited, in Thousands, Except Ratio Amount) Reconciliation of net income to EBITDA and distributable cash flow: Nine Months Ended September 30, 2016 Net income $129,032 Plus: Depreciation expense 34,652 Plus: Interest and debt expense, net of capitalized interest 9,582 Plus: Income tax expense 780 EBITDA 174,046 Less: EBITDA attributable to Predecessor (11,492) EBITDA attributable to Partnership 185,538 Plus: Adjustments related to minimum throughput commitments 1,100 Less: Cash interest paid 8,688 Less: Income taxes paid 496 Less: Maintenance capital expenditures 5,759 Distributable cash flow $171,695 Total distribution declared $86,695 Distribution coverage ratio: Distributable cash flow divided by total distribution declared 2.0x

Non-GAAP Disclosures: VLP Debt-to-EBITDA VALERO ENERGY PARTNERS LP RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS REPORTED UNDER U.S. GAAP (Unaudited, in Thousands, Except Ratio Amount) September 30, 2016 Numerator: Total debt and capital lease obligations $ 894,057 Nine Months Ended September 30, 2015 Year Ended December 31, 2015 Nine Months Ended September 30, 2016 Denominator: Net income $34,517 $71,312 $129,032 Plus: Depreciation expense 34,702 45,678 34,652 Plus: Interest and debt expense, net of capitalized interest 3,365 6,113 9,582 Plus: Income tax expense (benefit) (62) 251 780 EBITDA 72,522 123,354 174,046 Less: EBITDA attributable to Predecessor (41,605) (47,652) (11,492) EBITDA attributable to Partnership $114,127 $171,006 $185,538 12 Months Ended September 30, 2016 EBITDA attributable to Partnership for 12 months ended Sep 30, 2016: Sum of EBITDA for nine months ended Sep 30, 2016 and year ended December 31, 2015 less EBITDA for nine months ended Sep 30, 2015 $242,417 Pro forma EBITDA adjustments: Plus: Apr 1, 2015 – McKee Terminal Services ($28,300 x 6/12 months) 14,150 Plus: Sep 1, 2015 – Meraux and Three Rivers Terminal Services ($38,600 x 11/12 months) 35,383 Adjusted pro forma EBITDA $291,950 Debt-to-EBITDA ratio ($894,057/ $291,950): 3.1

Non-GAAP Disclosures: VLO Return on Invested Capital VALERO ENERGY CORPORATION RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS REPORTED UNDER U.S. GAAP (Unaudited, in Millions, Except Percentage and Ratio Amounts) Nine Months Ended September 30, 2015 Year Ended December 31, 2015 Nine Months Ended September 30, 2016 Numerator: Operating income $ 5,712 $ 6,358 $ 2,952 Effective tax rate 31.6% 31.3% 24.6% Operating income after tax $3,905 $4,367 $2,227 TTM operating income after tax $2,689 = $2,227 + $4,367 – $3,905 Nine Months Ended September 30, 2015 Nine Months Ended September 30, 2016 Denominator: Current portion of debt and capital lease obligations $ 129 $ 1,064 Debt and capital lease obligations, less current portion 7,252 7,888 Total equity 21,868 21,130 Total invested capital $29,249 $30,082 TTM total invested capital $29,666 = ($29,249 + $30,082) / 2 TTM return on invested capital 9.1% = $2,689 / $29,666 VLO defines return on invested capital (ROIC) as operating income after tax divided by the total invested capital. VLO defines total invested capital as the sum of total debt and total equity. VLO defines operating income after tax for the trailing 12 month (TTM) period as the sum of operating income after tax for 2015 and the nine months ended Sep 30, 2016, less that for the nine months ended Sep 30, 2015. VLO defines TTM total invested capital as the average of the total invested capital for the current nine month period ended Sep 30, 2016, and the same period one year ago (2015). VLO believes that the presentation of ROIC provides useful information to investors for assessing how efficiently it uses its capital and its ability to generate returns from invested capital.

Non-GAAP Disclosures: VLO EBITDA and Net Debt-to-EBITDA VALERO ENERGY CORPORATION RECONCILIATION OF NET INCOME TO EBITDA (Unaudited, in Millions, Except Ratio Amount) Nine Months Ended September 30, 2015 Year Ended December 31, 2015 Nine Months Ended September 30, 2016 Net income $ 3,706 $ 4,101 $ 2,001 Less: Deferred turnaround and catalyst costs 509 673 474 Plus: Depreciation and amortization expense 1,348 1,842 1,426 Plus: Interest and debt expense, net of capitalized interest 326 433 334 Plus: Income tax expense 1,715 1,870 652 EBITDA $6,586 $7,573 $3,939 TTM EBITDA $4,926 = $3,939 + $7,573 – $6,586 Nine Months Ended September 30, 2016 Debt and capital lease obligations, less current portion $ 7,888 Current portion of debt and capital lease obligations 1,064 Cash and temporary cash investments (5,949) Total debt net of cash $3,003 TTM net debt-to-EBITDA 0.61 = $3,003 / $4,926 VLO defines net debt-to-EBITDA ratio as total debt net of cash divided by EBITDA adjusted for turnaround and catalyst costs. VLO defines EBITDA for the trailing 12 month period (TTM) as the sum of EBITDA for 2015 and the nine months ended Sep 30, 2016, less that for the nine months ended Sep 30, 2015. VLO believes that the presentation of net debt-to-EBITDA provides useful information to investors to assess its ability to incur and service debt.

Investor Relations Contacts For more information, please contact: John Locke Vice President, Investor Relations 210.345.3077 john.locke@valero.com Karen Ngo Manager, Investor Relations 210.345.4574 karen.ngo@valero.com